                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                Date of Report (Date of Earliest Event Reported)
                ------------------------------------------------
                                October 22, 2004


                         GENERAL GROWTH PROPERTIES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                           1-11656                      42-1283895
   --------                         -----------                 ----------------
(State or other                     (Commission                 (I.R.S. Employer
jurisdiction of                     File Number)                 Identification
 incorporation)                                                       Number)

                  110 N. Wacker Drive, Chicago, Illinois 60606
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (312) 960-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01 REGULATION AND FD DISCLOSURE.

On October 21, 2004, General Growth Properties, Inc. issued a press release announcing the subscription price for its previously announced warrants offering. A copy of the press release is furnished as exhibit 99.1 hereto.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS

Exhibit No.    Description
-----------    -----------

  99.1         Press Release dated October 21, 2004 entitled "General Growth
               Properties Announces Subscription Price for Warrants Offering"
               (furnished herewith).




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GENERAL GROWTH PROPERTIES, INC.

                                             By: /s/ Bernard Freibaum
                                                --------------------------------
                                                Bernard Freibaum
                                                Executive Vice President and
                                                Chief Financial Officer

Date:  October 22, 2004



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                                  EXHIBIT INDEX


EXHIBIT
 NUMBER     NAME
-------     ----

  99.1      Press Release dated October 21, 2004 entitled "General Growth
            Properties Announces Subscription Price for Warrants Offering"
            (furnished herewith).